UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-02461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code         (734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As previously announced, Jeffrey M. Armstrong, President and Chief Executive Officer of the Company, presented at the Canaccord Genuity 35th Annual Growth Conference on Wednesday, August 12, 2015 regarding the Company’s recent operations. A transcript of Mr. Armstrong’s remarks and the presentation slides are attached as Exhibits 99.1 and 99.2, respectively. A replay of the live audio webcast announced prior to the presentation is available under “Past Events” in the “Investors” section of the Company’s website at www.perceptron.com. Such information, including Exhibit 99.1 and Exhibit 99.2 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 REGULATION FD DISCLOSURE

The information set forth above in Item 2.02 is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits

C.	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Transcript of Jeffrey M. Armstrong’s, President and Chief Executive Officer of the Company, presentation at the Canaccord Genuity 35th Annual Growth Conference on Wednesday, August 12, 2015 regarding the Company’s recent operations.

Exhibit 99.2	Presentation slides for the Canaccord Genuity 35th Annual Growth Conference on Wednesday, August 12, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: August 18, 2015	/s/	Jeffrey M. Armstrong
	By:	Jeffrey M. Armstrong
	Its:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of Jeffrey M. Armstrong’s, President and Chief Executive Officer of the Company, presentation at the Canaccord Genuity 35th Annual Growth Conference on Wednesday, August 12, 2015 regarding the Company’s recent operations.

99.2	Presentation slides Canaccord Genuity 35th Annual Growth Conference on Wednesday, August 12, 2015.

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